Fourth Quarter 2021 Financial Results and Highlights February 2, 2022 Exhibit 99.3

Forward-Looking Statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the effectiveness of our recruiting and talent efforts and related costs, our and our clients’ shift to digital solutions and services and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, legal, reputational and financial risks resulting from cyberattacks, the impact of and effectiveness of business continuity plans during the COVID-19 pandemic, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

Results Summary: Q4 2021 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. 2 Cognizant made an offer in the fourth quarter of 2020 to settle and exit a large customer engagement in the financial services segment ("Samlink Impact"). REVENUE Up 14.2% Y/Y as reported, or 14.5% Y/Y in constant currency1 Year-over-year growth includes +280bps of Q4 '20 Samlink Impact 2 OPERATING MARGIN Q4 '20 includes -300bps of Samlink Impact CASH FLOW 3 $4,184M $4,777M Q4 '20 Q4 '21 DILUTED EARNINGS PER SHARE Q4 '20 includes -$0.25 per share of Samlink Impact 11.1% 15.3% Q4 '20 Q4 '21 12.3% 15.3% Q4 '20 Q4 '21 $898M $825M Q4 '20 Q4 '21 $809M $760M Q4 '20 Q4 '21 $0.59 $1.10 Q4 '20 Q4 '21 $0.67 $1.10 Q4 '20 Q4 '21 GAAP Operating Margin Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1

Results Summary: FY2021 REVENUE Up 11.1% Y/Y as reported, or up 10.0% Y/Y constant currency Year-over-year growth includes +70bps of 2020 Samlink Impact OPERATING MARGIN 2020 includes -80bps of Samlink Impact CASH FLOW 4 $16,652M $18,507M 2020 2021 DILUTED EARNINGS PER SHARE 2020 includes -$0.27 per share of Samlink Impact 12.7% 15.3% 2020 2021 14.4% 15.4% 2020 2021 $3,299 $2,495 2020 2021 $2,901 $2,216 2020 2021 $2.57 $4.05 2020 2021 $3.42 $4.12 2020 2021 GAAP Operating Margin Adjusted Operating Margin GAAP Diluted EPS Adjusted Diluted EPS Operating Cash Flow Free Cash Flow

$4,110 $4,141 $4,248 $4,284 $4,225 $4,000 $4,243 $4,184 $4,401 $4,585 $4,744 $4,777 $0.91 $0.94 $1.08 $1.07 $0.96 $0.82 $0.97 $0.67 $0.97 $0.99 $1.06 $1.10 Revenue Adjusted Diluted EPS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 $ In Millions Except Per Share Amounts Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '201 Q1 '21 Q2 '21 Q3 '21 Q4 '211 Y/Y 5.1% 3.4% 4.2% 3.8% 2.8% (3.4%) (0.1%) (2.3%) 4.2% 14.6% 11.8% 14.2% Y/Y CC 6.8% 4.7% 5.1% 4.2% 3.5% (2.5%) (0.7%) (3.0%) 2.4% 12.0% 11.0% 14.5% GAAP Operating Margin 13.1% 14.9% 15.7% 14.6% 13.7% 11.7% 14.2% 11.1% 15.2% 15.2% 15.4% 15.3% Adjusted Operating Margin 16.0% 16.1% 17.3% 17.0% 15.1% 14.1% 15.9% 12.3% 15.2% 15.2% 15.8% 15.3% GAAP Diluted EPS $0.77 $0.90 $0.90 $0.72 $0.67 $0.67 $0.64 $0.59 $0.95 $0.97 $1.03 $1.10 Adjusted Diluted EPS $0.91 $0.94 $1.08 $1.07 $0.96 $0.82 $0.97 $0.67 $0.97 $0.99 $1.06 $1.10 Revenue, EPS and Operating Margin Revenue Growth, Operating Margin and GAAP EPS 1 Samlink Impact on Q4 2020 was a reduction of revenue of $107 million, or -2.5 percentage points impact on Q4 2020 Y/Y growth. Q4 2021 revenue growth included +2.8 percentage points of Samlink Impact Y/Y. Q4 2020 Samlink Impact on GAAP / Adjusted Operating Margin was ~3.0 percentage points and $0.25 on GAAP / Adjusted Diluted EPS. 1 5

$3,495 $936 $346 $1,547 $1,370 $1,116 $744 Revenue Performance: Q4 2021 PRODUCTS & RESOURCES COMMUNICATIONS, MEDIA & TECHNOLOGY HEALTHCARE FINANCIAL SERVICES1 NORTH AMERICA EUROPE1 REST OF WORLD Segments $ IN MILLIONS Geography $ IN MILLIONS +12.6% Y/Y +13.1% Y/Y CC +17.7% Y/Y +18.0% Y/Y CC +7.9% Y/Y +8.2% Y/Y CC +18.5% Y/Y +18.8% Y/Y CC +33.9% Y/Y +35.5% Y/Y CC +24.0% Y/Y +25.7% Y/Y CC +9.0% Y/Y and CC 6 1 Samlink Impact on Financial Services and Europe revenue growth was +9.0 and +17.8 percentage points Y/Y, respectively.

$13,636 $3,561 $1,310 $6,051 $5,337 $4,276 $2,843 Revenue Performance: FY 2021 PRODUCTS & RESOURCES COMMUNICATIONS, MEDIA & TECHNOLOGY HEALTHCARE NORTH AMERICA EUROPE1 REST OF WORLD Segments $ IN MILLIONS Geography $ IN MILLIONS +14.5% Y/Y +13.2% Y/Y CC +15.7% Y/Y +13.9% Y/Y CC +10.0% Y/Y +9.6% Y/Y CC +7.6% Y/Y +6.3% Y/Y CC +19.2% Y/Y +14.2% Y/Y CC +21.0% Y/Y +18.8% Y/Y CC +8.4% Y/Y +8.2% Y/Y CC FINANCIAL SERVICES1 7 1 Samlink Impact on Financial Services and Europe revenue growth was +2.2 and +4.6 percentage points Y/Y, respectively.

$1,067 $332 $148 Financial Services NORTH AMERICA EUROPE1 REST OF WORLD Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Y/Y (1.7%) 0.3% 1.9% 1.2% 1.0% (5.2%) (1.5%) (11.1%) 0.5% 7.6% 5.1% 18.5% Y/Y CC 0.2% 1.7% 3.0% 1.5% 1.8% (4.3%) (2.2%) (11.4%) (1.7%) 4.8% 4.3% 18.8% +13.8% Y/Y +15.1% Y/Y CC +79.5% Y/Y +81.5% Y/Y CC Revenue Revenue Growth $ IN MILLIONS $ IN MILLIONS Q4 2021 Geography 7.8% Y/Y 7.6% Y/Y CC $1,436 $1,473 $1,492 $1,468 $1,451 $1,396 $1,469 $1,305 $1,458 $1,502 $1,544 $1,547 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 8 1 Revenue growth in both banking and insurance improved, driven by demand for digital services and partially offset by clients' continued focus on cost optimization of supporting their legacy systems and operations. 1 Samlink Impact on Q4 2020 Financial Services was a reduction of revenue of $107 million, or -7.3 percentage points impact Y/Y. Q4 2021 Y/Y revenue growth included Samlink Impact of +9.0 percentage points and +65.8 percentage points on Financial Services Total and Financial Services in Europe, respectively. 1

$1,177 $160 $33 Healthcare NORTH AMERICA EUROPE REST OF WORLD +50.0% Y/Y +53.9% Y/Y CC +1.3% Y/Y +3.6% Y/Y CC +8.0% Y/Y and CC Revenue $ IN MILLIONS $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Y/Y 3.9% (1.9%) (1.2%) 1.6% 2.5% 2.0% 4.8% 4.0% 7.9% 14.5% 10.0% 7.9% Y/Y CC 4.6% (1.5%) (0.9%) 1.8% 2.7% 2.2% 4.2% 3.3% 7.0% 13.4% 9.8% 8.2% $1,165 $1,134 $1,175 $1,221 $1,194 $1,157 $1,231 $1,270 $1,288 $1,325 $1,354 $1,370 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 9 Revenue Growth Q4 2021 Geography Revenue growth was led by life sciences, driven by demand for digital services, while revenue growth among healthcare clients was driven by our integrated software solutions.

$747 $283 $86 NORTH AMERICA EUROPE Products & Resources +10.7% Y/Y and CC 37.4% Y/Y 38.4% Y/Y CC 28.4% Y/Y 29.1% Y/Y CC REST OF WORLD Revenue $ IN MILLIONS $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Y/Y 11.3% 10.4% 11.9% 8.1% 4.4% (6.5%) (4.0%) (1.6%) 4.6% 21.7% 19.4% 17.7% Y/Y CC 13.8% 12.3% 13.4% 8.6% 5.3% (5.0%) (4.6%) (2.4%) 2.4% 17.8% 18.1% 18.0% $914 $927 $966 $963 $954 $867 $927 $948 $998 $1,055 $1,107 $1,116 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 10 Revenue Growth Q4 2021 Geography Revenue growth included the benefit of recently completed acquisitions and was driven by our clients' adoption of digital technologies. Demand among manufacturing, logistics, energy and utility clients remained strong and we have seen sustained demand throughout 2021 across retail, consumer goods, travel, and hospitality following the negative impact from the pandemic in 2020.

$504 $161 $79 $595 $607 $615 $632 $626 $580 $616 $661 $657 $703 $739 $744 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Communications, Media & Technology NORTH AMERICA REST OF WORLD +31.7% Y/Y +34.6% Y/Y CC +7.3% Y/Y +8.4% Y/Y CC +11.8% Y/Y +11.7% Y/Y CC EUROPE Revenue $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Y/Y 16.9% 12.2% 9.4% 8.0% 5.2% (4.4%) 0.2% 4.6% 5.0% 21.2% 20.0% 12.6% Y/Y CC 19.6% 14.1% 10.6% 9.0% 6.3% (3.2%) (0.2%) 3.4% 3.1% 17.9% 19.1% 13.1% Impact from exit of certain content services ~(2.0%) ~(3.9%) ~(7.9%) ~(9.2%) ~(7.9%) ~(6.0%) ~(1.9%) N/A N/A 11 Revenue Growth Q4 2021 Geography Revenue growth included the benefit of recently completed acquisitions and continued strong demand from technology clients. $ IN MILLIONS

$19.8 $20.0 $20.5 $21.7 $23.1 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 Bookings 12 *In Q4 ‘21, we modified our definition of bookings to exclude overlap related to early renewals and include bookings related to unintegrated acquired entities. Bookings presented for the trailing twelve months ending 9/30/2021 and 12/31/2021 include a positive impact of $0.2 million and $0.3 million, respectively, due to the change in definition. We cannot restate bookings for trailing twelve months (TTM) ending 12/31/2020, 3/31/2021, 6/30/2021 because bookings data for unintegrated acquired entities are not reasonably available for periods preceding Q4 ‘20. See “About Non-GAAP Financial Measures and Performance Metrics” for more information. Q4 2021 quarterly bookings growth of 22% Y/Y FY2021 book-to-bill ratio of 1.2x Trailing Twelve Month Bookings ($ in billions) * *

83% 83% 84% 85% 83% 80% 85% 87% 85% 84% 84% 83% 91% 92% 92% 92% 91% 91% 93% 91% 92% 92% 91% 90% Offshore, Excluding Trainees % Onsite % Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Employee Metrics Headcount and Annualized Attrition Utilization 285.8 288.2 289.9 292.5 291.7 281.2 283.1 289.5 296.5 301.2 318.4 330.6 19% 23% 24% 21% 22% 24% 18% 19% 21% 31% 37% 35% 16% 19% 18% 16% 13% 11% 10% 16% 18% 29% 33% 31% Headcount (in thousands) Quarterly Annualized Attrition Quarterly Annualized Voluntary Attrition Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 13 NUMBER OF EMPLOYEES IN THOUSANDS

$453 $480 $509 $617 $1,123 $970 $2,247 $1,621 $771 FY2019 FY2020 FY 2021 AcquisitionsShare Repurchases $118 $128 $127 $127 $127 $54 $310 $348 $57 $255 $788 $240 $320 $129 $82 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Cash Flow, Balance Sheet & Capital Allocation $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 OPERATING CASH FLOW $269 $575 $717 $938 $497 $979 $925 $898 $181 $541 $948 $825 FREE CASH FLOW $163 $479 $620 $845 $385 $886 $821 $809 $93 $466 $897 $760 CASH AND SHORT-TERM INVESTMENTS1 $3,668 $3,003 $3,077 $3,424 $4,282 $4,582 $4,575 $2,724 $2,158 $1,850 $2,413 $2,719 TOTAL DEBT $746 $746 $747 $738 $2,468 $2,459 $2,450 $701 $692 $683 $674 $664 1 Q1 ’19 to Q4 ’19 cash and short-term investments included restricted time deposits in India. Beginning in 2020, these restricted time deposits were classified as long- term investments and therefore are no longer included in cash and short-term investments. Annual Quarterly Dividends 14

FY2022 Guidance1 1 Guidance is as of February 2, 2022 2 A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward- looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See “About Non-GAAP Financial Measures” for more information, the definition of Adjusted effective tax rate and a partial reconciliation to the most directly comparable GAAP financial measure at the end of this earnings supplement. FY2021 FY2022 Guidance Assumptions Revenue $18.5B $20.0 to $20.5B 7.8%-10.8% Y/Y or 8.5%-11.5% Y/Y CC • Includes ~200bps of inorganic contribution, including 100bps from future acquisitions Adjusted Operating Margin2 15.4% 15.6% to 15.7% • 20-30bps of expansion vs. FY2021 • Q1 expected to decline modestly Q/Q driven by increased compensation costs and seasonality Interest Income $30M ~$25M Adjusted effective tax rate2 24.2% 25-26% • H1 expected to be towards the high-end of the range Share Count 528M ~522M Adjusted Diluted EPS2 $4.12 $4.46-$4.60 Q1 2021 Q1 2022 Guidance Assumptions Revenue $4.4B $4.80 to $4.84B 9.0%-10.0% Y/Y or 10.2%-11.2% Y/Y CC • Includes ~200bps of inorganic contribution 15

APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, Adjusted effective tax rate and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. In the fourth quarter of 2021, we modified our definition of bookings to exclude overlap related to early renewals and include bookings related to unintegrated acquired entities. We cannot restate bookings for full year 2020 because bookings data for unintegrated acquired entities are not reasonably available for periods preceding the fourth quarter of 2020. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for material subsequent terminations or reductions related to bookings originally recorded in prior year periods or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics 17

Reconciliations of Non-GAAP Financial Measures Please refer to page 20, 21 and 22 of this earnings supplement for corresponding Non-GAAP notes. (in millions, except per share amounts) Three Months Ended: Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 GAAP income from operations $ 539 $ 619 $ 669 $ 626 $ 579 $ 467 $ 603 $ 465 $ 669 $ 696 $ 729 $ 732 Class Action Settlement Loss(a) — — — — — — — — — — 20 — Realignment charges(b) 2 49 65 53 20 12 8 2 — — — — 2020 Fit for Growth Plan restructuring charges(c) — — — 48 35 59 43 36 — — — — COVID-19 charges(d) — — — — 6 25 21 13 — — — — Incremental accrual related to the India Defined Contribution Obligation(e) 117 — — — — — — — — — — — Adjusted income from operations $ 658 $ 668 $ 734 $ 727 $ 640 $ 563 $ 675 $ 516 $ 669 $ 696 $ 749 $ 732 GAAP operating margin 13.1% 14.9% 15.7% 14.6% 13.7% 11.7% 14.2% 11.1% 15.2% 15.2% 15.4% 15.3 % Class Action Settlement Loss — — — — — — — — — — 0.4 — Realignment charges — 1.2 1.6 1.3 0.5 0.3 0.2 — — — — — 2020 Fit for Growth Plan restructuring charges — — — 1.1 0.8 1.5 1.0 0.9 — — — — COVID-19 charges — — — — 0.1 0.6 0.5 0.3 — — — — Incremental accrual related to the India Contribution Obligation 2.9 — — — — — — — — — — — Adjusted operating margin 16.0% 16.1% 17.3% 17.0% 15.1% 14.1% 15.9% 12.3% 15.2% 15.2% 15.8% 15.3 % GAAP diluted earnings per share $ 0.77 $ 0.90 $ 0.90 $ 0.72 $ 0.67 $ 0.67 $ 0.64 $ 0.59 $ 0.95 $ 0.97 $ 1.03 $ 1.10 Effect of above adjustments, pre-tax 0.20 0.09 0.12 0.18 0.11 0.18 0.13 0.10 — — 0.04 — Effect of non-operating foreign currency exchange (gains) loss, pre-tax(f) (0.01) (0.03) 0.09 0.08 0.19 — — 0.02 0.02 0.01 0.01 — Tax effect of above adjustments(g) (0.05) (0.02) (0.03) (0.05) (0.01) (0.03) (0.06) (0.04) — 0.01 (0.02) — Tax on Accumulated Indian Earnings(h) — — — — — — 0.26 — — — — — Effect of the equity method investment impairment(i) — — — 0.10 — — — — — — — — Effect of the India Tax Law(j) — — — 0.04 — — — — — — — — Adjusted diluted earnings per share $ 0.91 $ 0.94 $ 1.08 $ 1.07 $ 0.96 $ 0.82 $ 0.97 $ 0.67 $ 0.97 $ 0.99 $ 1.06 $ 1.10 18

Reconciliations of Non-GAAP Financial Measures Please refer to page 20, 21 and 22 of this earnings supplement for corresponding Non-GAAP notes. (in millions, except per share amounts) Year Ended: Dec 31, 2020 Dec 31, 2021 Guidance Full Year 2022 GAAP income from operations $ 2,114 $ 2,826 Class Action Settlement Loss(a) — 20 Realignment charges(b) 42 — 2020 Fit for Growth Plan restructuring charges(c) 173 — COVID-19 charges(d) 65 — Adjusted income from operations $ 2,394 $ 2,846 GAAP operating margin 12.7% 15.3 % Class Action Settlement Loss — 0.1 — Realignment charges 0.3 — — 2020 Fit for Growth Plan restructuring charges 1.0 — — COVID-19 charges 0.4 — — Adjusted operating margin 14.4% 15.4% 15.6% - 15.7% GAAP diluted earnings per share $ 2.57 $ 4.05 Effect of above adjustments, pre-tax 0.52 0.04 (e) Effect of non-operating foreign currency exchange (gains) loss, pre-tax(f) 0.22 0.03 (f) Tax effect of above adjustments(g) (0.15) — (e), (f) Tax on Accumulated Indian Earnings (h) 0.26 — — Adjusted diluted earnings per share $ 3.42 $ 4.12 $4.46 - $4.60 19

Reconciliations of Non-GAAP Financial Measures Notes: (a) During 2021, the parties to the consolidated putative securities class action suit filed a settlement agreement that resolved the consolidated putative securities class action against us and certain of our former officers. The settlement agreement provides for a payment of $95 million to the putative class (inclusive of attorneys’ fees and litigation expenses). Adjusting for indemnification expenses, legal fees and other covered expenses incurred through September 7, 2021, the remaining available balance under the applicable directors and officers insurance policies was $75 million. As a result, we recorded a Class Action Settlement Loss of $20 million in "Selling, general and administrative expenses" in our third quarter 2021 unaudited consolidated financial statements. (b) During 2019 and 2020, we incurred realignment charges that consisted of employee separation costs, employee retention costs and professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our unaudited consolidated statements of operations. (c) During 2019 and 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that included employee separation costs, employee retention costs and facility exit costs and other charges. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our unaudited consolidated statements of operations. (d) During 2020, we incurred costs in response to the COVID-19 pandemic, including a one-time bonus to our employees at the designation of associate and below in both India and the Philippines, certain costs to enable our employees to work remotely and costs to provide medical staff and extra cleaning services for our facilities. Most of the costs related to the pandemic are reported in "Cost of revenues" in our unaudited consolidated statement of operations. (e) During the first quarter of 2019, a ruling of the Supreme Court of India in interpreting certain statutory defined contribution obligations of employees and employers (the "India Defined Contribution Obligation") altered historical understandings of such obligations, extending them to cover additional portions of the employee's income. As a result, the ongoing contributions of our affected employees and the Company have increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court's ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. It is possible that the Indian government will review the matter and there is a substantial question as to whether the Indian government will apply the Supreme Court's ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general, and administrative expenses" in our unaudited consolidated statement of operations. (f) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 20

Reconciliations of Non-GAAP Financial Measures (g) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income: 2019 2020 2021 FY Three months ended: Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 20 21 Tax impacts of non- GAAP adjustments: Class Action Settlement Loss $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ 6 $ — $ — $ 6 Realignment charges — 13 17 13 5 3 2 1 — — — — 11 — 2020 Fit for Growth restructuring charges — — — 13 9 16 11 9 — — — — 45 — COVID-19 charges — — — — 2 6 6 3 — — — — 17 — Incremental accrual related to the India Defined Contribution Obligation 31 — — — — — — — — — — — — — Foreign currency exchange gain and losses 1 — (2) — (10) (8) 15 9 — (6) 3 (2) 6 (5) Adjusted Effective Tax Rate Reconciliation Guidance 2021 FY 2022 GAAP effective tax rate 24.5 % Effect of adjustments to income from operations, pre-tax (0.2) (e) Effect of non-operating foreign currency exchange (gains) losses, pre-tax (0.1) (f) Tax effect of above adjustments — (e), (f) Adjusted effective tax rate 24.2% 25%-26% 21 (h) During the third quarter of 2020, after a thorough analysis of the impact of several changes in tax law on the cost of earnings repatriation and considering our strategic decision to increase our investments to accelerate growth in various international markets and expand our global delivery footprint, we reversed our indefinite reinvestment assertion on Indian earnings accumulated in prior years and recorded a $140 million tax on Accumulated Indian Earnings. The recorded income tax expense reflects the India withholding tax on unrepatriated Indian earnings, which were $5.2 billion as of December 31, 2019, net of applicable U.S. foreign tax credits. (i) During the fourth quarter of 2019, we determined that the carrying value of one of our equity method investments exceeded its fair value and therefore recorded an impairment charge of $57 million within the caption "Income (loss) from equity method investments" in our unaudited consolidated statement of operations. (j) During the fourth quarter of 2019, the Government of India enacted a new tax regime ("India Tax Law") effective retroactively to April, 2019 that enables domestic companies to elect to be taxed at a lower income tax rate of 25.17%, as compared to the current income tax rate of 34.94%. Once a company elects into the lower income tax rate, a company may not benefit from any tax holidays associated with Special Economic Zones and certain other tax incentives, including Minimum Alternative Tax credit carryforwards, and may not reverse its election. As a result of the enactment of the India Tax Law, we recorded a one-time net income tax expense of $21 million due to the revaluation to the lower income tax rate of our India net deferred income tax assets that were expected to reverse after we elected into the new tax regime.

Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Net cash provided by operating activities $ 269 $ 575 $ 717 $ 938 $ 497 $ 979 $ 925 $ 898 $ 181 $ 541 $ 948 $ 825 Purchases of property and equipment (106) (96) (97) (93) (112) (93) (104) (89) (88) (75) (51) (65) Free cash flow $ 163 $ 479 $ 620 $ 845 $ 385 $ 886 $ 821 $ 809 $ 93 $ 466 $ 897 $ 760 22 Reconciliation of free cash flow YTD (in millions) Dec 31, 2020 Dec 31, 2021 Net cash provided by operating activities $ 3,299 $ 2,495 Purchases of property and equipment (398) (279) Free cash flow $ 2,901 $ 2,216